           CONFIDENTIAL TREATMENT REQUESTED: Certain portions of this document have been omitted and are marked with the
           notation, "*Confidential Treatment Requested." A complete
        copy has been filed with the Securities and Exchange Commission.


                                                                   EXHIBIT 10.05

                    ASSIGNMENT AND ASSUMPTION AGREEMENT WITH
                                    AMENDMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement"), is entered into this 28th day of July, 1997 ("Effective Date"), by and among The Center for Innovative Technology, and Virginia Corporation located in Herndon Virginia (hereinafter referred to as "C.I.T."), and Virginia Commonwealth University Intellectual Property Foundation located in Richmond, Virginia (hereinafter referred to as "VCUIPF"), and Allos Therapeutics, Inc., a Delaware Corporation located in Denver, Colorado (hereinafter "Allos").

         WHEREAS, C.I.T. is the owner of several patents and patent applications related to the allosteric modification of hemoglobin which were developed at Virginia Commonwealth University, and which are the subject of a license agreement between C.I.T. and Allos, formerly Hemotech Sciences, Inc. identified as "HEMOTECH AND C.I.T. AMENDED AND RESTATED ALLOSTERIC MODIFIERS OF HEMOGLOBIN AGREEMENT" (hereinafter the "Allos License Agreement"),

         WHEREAS, C.I.T. wishes to assign the entire right, title and interest in the Allos License Agreement to VCUIPF, except for the stock provisions of
Article 2.6 of the Allos License Agreement, and VCUIPF wishes to assume all rights and responsibilities of C.I.T. under the License Agreement;

         NOW THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Incorporation of Existing Agreement and Amendments

         1.1 Attached to this Agreement is a copy of the Allos License Agreement executed by C.I.T. on January 12, 1994, and by Hemotech on January 10, 1994; a copy of first amendment to the License Agreement entitled "AMENDMENT TO ALLOS THERAPEUTICS, INC. AND C.I.T. AMENDED AND RESTATED ALLOSTERIC MODIFIERS OF HEMOGLOBIN AGREEMENT" (hereinafter "First Amendment") which was made effective January 17, 1995; and a copy of the second amendment to the License Agreement also entitled "AMENDMENT TO ALLOS THERAPEUTICS, INC. AND C.I.T. AMENDED AND RESTATED ALLOSTERIC MODIFIERS OF HEMOGLOBIN AGREEMENT" (hereinafter "Second Amendment") which was executed by both Allos and C.I.T. on March 12, 1996.

         1.2 The Allos License Agreement, the first Amendment, and the Second Amendment constitute the entire licensing arrangement between C.I.T. and Allos, and are herein incorporated by reference.

2. Assignment and Assumption

         2.1 From the Effective Date of this Agreement, C.I.T. hereby assigns, transfers, and sets over to VCUIPF, its successors and assigns, except for any monetary obligation of Allos to C.I.T. accruing prior to the Effective Date of this Agreement and except for the stock provided under Article 2.6 of the Allos License Agreement, all of its right, title and interest in and to, and all of C.I.T.'s obligations arising under the Allos License Agreement and its amendments, and VCUIPF accepts the assignment from C.I.T. and agrees to be bound by all of the terms and assumes any and all obligations of C.I.T. under the Allos License Agreement and its amendments.

         2.2 In consideration for the assignment, [*].

         2.3 C.I.T. agrees to execute assignment documents assigning the patents and patent applications to VCUIPF and to record the assignments, and C.I.T.'s expense, in the U.S. Patent and Trademark Office.

3. Mutual Releases and Warranties and Indemnification

         3.1 C.I.T. hereby releases VCUIPF from any and all claims and liabilities, known or unknown, whether now existing or hereafter arising, that C.I.T. may have against VCUIPF with respect to the Allos License Agreement and its amendments, and VCUIPF hereby releases C.I.T. from any and all claims and liabilities, known or unknown, whether now existing or hereafter arising that VCUIPF may have against C.I.T. with respect to the Allos License Agreement and its amendments.

         3.2 C.I.T. makes no representations or warranties to VCUIPF concerning the validity, originality, infringement, fitness for the particular purpose, or any other aspect of the patents and patent applications.

         3.3 VCUIPF hereby indemnifies and agrees to hold C.I.T. harmless from any claim or claims made by any party against VCUIPF and/or C.I.T. arising out of the Allos License Agreement and its amendments, the patents or patent applications, or the manufacture, marketing, advertising or sale of any product related to the allosteric modifier compounds described in the patents and patent applications by any third party, whether a direct purchaser of such product or otherwise. VCUIPF shall be responsible for all representations and warranties made by it to licensees including by not limited to Allos and to purchasers of products related to the allosteric modifier compounds described in the patents and patent applications.

* CONFIDENTIAL TREATMENT
        REQUESTED

4. Amendment and Consent to Assignment

         4.1 It is agreed to amend the Allos License Agreement to refer to "Allos Therapeutics" throughout the document wherever "Hemotech" is mentioned.

         4.2 It is agreed to amend the Allos License Agreement at Article 1.1 by deleting the first two sentences and substituting the following language therefore:

         "C.I.T. possesses several disclosures of technology developed by Dr. Donald J. Abraham et al. Which are related to allosteric modifiers of hemoglobin (C.I.T. Case Nos. 116, 169, 214A, 214B, 538, and 569). This
technology being more fully described in the following U.S. Patents, U.S. Patent Applications, foreign patents, and foreign patent applications:

         U.S. Patents: 5,409,695; 5,122,539; 5,248,785; 5,250,701; 5,290,803;
         5,382,680; 5,432,191; 5,591,892; and 5,648,375

         U.S. Patent Applications: 08/374,206; 08/478,108; 08/478,371;
         08/482,808; 08/741,174; and 08/848,485

         Foreign Patents: UK 0,471,811; Italy 0,471,811; France 0,471,811;
         Germany 691157901-08

         Foreign Patent Applications: Europe 92912561.5; Japan 504932/91; Japan 05-500,270; Canada 2,051,693; and Canada 2,109,575"

         It being further agreed that this change does not substantively change the License Agreement as it is amended.

         4.3 Allos consents to the assignment set forth in Article 2.1 of this Agreement.

         4.4 Allos agrees to make all reports, notices, reimbursements and payments due under the Allos License Agreement and its amendments to VCUIPF.

         4.5 Allos acknowledges and affirms its obligations to C.I.T. with respect to any monetary or stock obligation to C.I.T. which accrues prior to the Effective Date of this Agreement.

5. Miscellaneous

         5.1 Counterparts - This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Agreement.

         5.2 Entire Agreement - This Agreement and all attachments referenced herein, together constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions of the parties, whether oral or written, and there are no warranties, representations, or other agreements between the parties in connection with the subject matter hereof.

         5.3 Governing Law and Jurisdiction - This Agreement shall be construed and interpreted according to the laws of the Commonwealth of Virginia. Each of the parties hereto hereby irrevocably and unconditionally agrees to submit to the jurisdiction and venue of the State and Federal Courts which include Herndon, Virginia in their respective districts for purposes of resolving any actions, suits or proceedings brought under this Agreement, and not to object to convenience of the forum.

         5.4 Severability - The provisions of this Agreement are severable, and in the event that any provisions of this Agreement shall be determined to be invalid or unenforceable, such invalidity and unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

ACCEPTED AND AGREED TO:

THE CENTER FOR INNOVATIVE TECHNOLOGY

By: /s/ ROBERT G. TEMPLIN, JR.               Date:          7-28-97
   ---------------------------------              ------------------------------
   Robert G. Templin, Jr.
   President

VIRGINIA COMMONWEALTH UNIVERSITY INTELLECTUAL PROPERTY
FOUNDATION, INC.


By: /s/ RICHARD C. FRANSON                   Date:          7-30-97
   -------------------------------------          ------------------------------
   Richard C. Franson, Ph.D.
   ------------------------------------
   Title: Director,
          Office of Technology Transfer
          -----------------------------

ALLOS THERAPEUTICS, INC.

By: /s/ STEPHEN J. HOFFMAN                   Date:          8/8/97
   ---------------------------------              ------------------------------
   Stephen J. Hoffman
   President